                   AMENDMENT TO OPTION AGREEMENT


THIS AGREEMENT made as of the  27th day of  February, 2001.


BETWEEN:
       LOCKE B. GOLDSMITH, Geologist, of Suite 301,
       1855 Balsam Street, Vancouver, British
       Columbia   V6K 3M3

       (the "Optionor")
                                          OF THE FIRST PART

AND:
     SOUTHBORROUGH TECHNOLOGY CORPORATION, a company duly incorporated pursuant to the laws of the state of Nevada, and having an office at 1250
     Saturna Drive, Parksville, British Columbia, V9P 2T5

     (the "Optionee")
                                        OF THE SECOND PART


WHEREAS:

A.  The parties entered into an option agreement dated
    November 20, 2000 (the "Agreement");

B. The parties wish to amend the Agreement to extend certain dates for the allotment and issuance of shares to the Optionor.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:


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1.  The Agreement is hereby amended by deleting paragraph 3(c) and replacing it with the following:

   3. (c) The parties acknowledge and agree that the certificates representing the Shares shall be endorsed with the following legend pursuant to the United States Securities Act of 1933:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
      NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, PLEDGED OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

2. The Agreement is hereby amended by deleting paragraph 4(b)(ii) and replacing it with the following:

   4.  (b) The Option shall be exercised by the Optionee:

     (ii) allotting and issuing to the Optionor, as fully paid and non-assessable, the Shares as follows:

           (A) 5,000 shares forthwith upon execution of this Agreement; and
           (B) 50,000 shares upon the completion of the third phase of an exploration program on the Property on or before October 31, 2002.

3. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.



4. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED         )
BY LOCKE B. GOLDSMITH                )
in the presence of:                  )
                                     )
                                     )
/s/ James Morgan                     )   /s/ Locke B. Goldsmith
-------------------------------      )   -------------------------
Signature                            )
                                     )
James Morgan                         )
-------------------------------      )
Name                                 )
                                     )
304-595 Howe St.                     )
-------------------------------      )
Address                              )
                                     )
Vancouver, B.C.                      )
-------------------------------      )
     V6C 2T5

THE COMMON SEAL OF                   )
SOUTHBORROUGH TECHNOLOGY             )
CORPORATION was hereunto             )
affixed in the presence of:          )
                                     )      c/s
/s/ John H. Taylor                   )
-------------------------------      )
Authorized Signatory